BMHC HONORED AS
PRO DEALER OF THE YEAR BY HOME CHANNEL NEWS

Company Recognized for Strong Financial Performance
and Successful Acquisition Strategy

SAN FRANCISCO, (October 25, 2005) - Building Materials Holding Corporation (Nasdaq: BMHC), today announced that it has been selected as Pro Dealer of the Year by industry publication Home Channel News.  The Company was chosen for its strong financial performance as well as its successful acquisition and growth strategies.
Each year, the editorial staff of Home Channel News evaluates the top companies in the building materials and construction services industry and selects a Pro Dealer of the Year in recognition of a company’s growth and financial performance for 2004 and the first half of 2005.  This year, BMHC was selected as a result of the Company’s innovative acquisition strategy and the expansion of its construction services through BMC Construction, as well as the continued successful growth of BMC West’s building materials and value-added services business.
“In the years since BMHC was founded, we have maintained our focus on staying at the forefront of trends in the homebuilding industry and providing superior service to both regional and custom builders as well as, more recently, high-volume production homebuilders,” said Robert E. Mellor, Chairman, President and Chief Executive Officer of Building Materials Holding Corporation.  “The commitment and dedication of our employees - combined with our distinctive strategy serving homebuilders in key markets and expanding our construction services - have positioned BMHC as an industry leader.  It’s an honor to be recognized as Pro Dealer of the Year by Home Channel News for our leadership within the residential construction services and building materials industry.”
Established in 1975, Home Channel News is a leading industry newsmagazine serving retailers, wholesalers, distributors, and buying co-ops selling hardware and home improvement products to do-it-yourself consumers and building professionals.

About BMHC
BMHC, a Fortune 1000 company, is one of the largest providers of residential construction services and building materials in the United States.  We serve the homebuilding industry through two subsidiaries: BMC West distributes building materials and manufactures building components for professional builders and contractors in the western and southern states; BMC Construction provides construction services to high-volume production homebuilders in key growth markets across the country.  To learn more about BMHC, visit our website at www.bmhc.com.

BUSINESS RISKS AND FORWARD-LOOKING STATEMENTS
There are a number of business risks and uncertainties that affect our operations and therefore could cause future results to differ from past performance or expected results.  Additional information regarding business risks and uncertainties is contained in Item 1 of our 2004 Form 10-K. These risks and uncertainties may include, but are not limited to:
•
demand for homebuilding which is influenced by changes in the overall condition of the U.S. economy, including job formation, interest rates and consumer confidence, as well as other important factors;

•	fluctuations in our costs and availability of sourcing channels for commodity wood products and building materials;
•	changes in the business models of our customers;
•	intense competition;
•	integration of acquired businesses may not result in anticipated cost savings and revenue synergies being fully realized or it may take longer to realize than expected;
•	our ability to identify suitable acquisition candidates;
•	availability of and our ability to attract, train and retain qualified individuals;
•	unanticipated weather conditions including natural catastrophic events such as earthquakes, fire, flood, hurricanes, tornadoes, etc.;
•	implementation of cost structures that align with revenue growth;
•	actual and perceived vulnerabilities as a result of terrorist activities and armed conflict; and
•	numerous other matters of a local and regional scale, including those of a political, economic, business, competitive or regulatory nature.

Certain statements made in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical or current facts, including statements about our expectations, anticipated financial results and future business prospects are forward-looking statements.  While these statements represent our current judgment on what the future may hold and we believe these judgments are reasonable, these statements involve risks and uncertainties that could cause our actual results to differ materially from those in forward-looking statements.  These factors include, but are not limited to the risks and uncertainties cited in the above paragraph.  Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date of this news release.  We undertake no obligation to update forward-looking statements.

CONTACTS:

Bill Smartt	Ellis Goebel
Senior Vice President and	Senior Vice President,
Chief Financial Officer	Business Development and
(415) 627-9100	Investor Relations
(415) 627-9100

Mark Kailer
Vice President, Treasurer and
Investor Relations
(415) 627-9100